UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7994

Salomon Brothers Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  August 31
Date of reporting period: August 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.



[INSERT SHAREHOLDER REPORT]







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SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

------------------------------------------
Letter from the Chairman

Dear Shareholder,

The philosopher Bertrand Russell famously remarked that, 'Change is one thing, progress is another.' You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.



[R. JAY GERKEN PHOTO]

R. JAY GERKEN, CFA
Chairman and Chief
Executive Officer


We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to contact Investor Relations at 1-800-SALOMON. We have also included a separate Manager Commentary along with this report, which we hope will give you a better understanding of your Fund and its management.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

R. J GERKEN

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

September 16, 2003

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------
Manager Overview

PERFORMANCE REVIEW

During the 12 months ended August 31, 2003, the Salomon Brothers Global Partners Income Fund Inc. ('Fund') distributed dividends to shareholders totaling $1.43 per share. The table below shows the 12-month total return based on the Fund's August 31, 2003 net asset value ('NAV') per share and its New York Stock Exchange closing price.(i) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Based on NAV, the Fund, which returned 49.79%, significantly outperformed both the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(ii) and the Citigroup High-Yield Market Index ('High-Yield Index')(iii), which returned 30.32% and 26.89%, respectively, for the same period. It also ranked second out of 12 funds in its Lipper peer group of closed-end emerging markets debt funds, which returned 39.15% for the same period.(iv)

    PRICE                12-MONTH
  PER SHARE            TOTAL RETURN(V)
  ---------            -------------
$11.55 (NAV)              49.79%
$13.11 (NYSE)             42.71%

HIGH YIELD MARKET REVIEW

The high-yield market rallied during the year from oversold levels last summer, with the High-Yield Index recording eight consecutive monthly increases from November through June. The rally began as default rates started to decline, the economy appeared to be showing signs of improvement, and additional reports of fraudulent corporate accounting activity diminished. The Fed's reduction of a key short-term interest rate target to 1.25% in November further contributed to an improving environment for high-yield securities.

Despite weak equity markets, a struggling economy, the conflict with Iraq and heightened concerns about North Korea's nuclear program, the high-yield market continued to gain momentum throughout the first quarter of 2003. As major hostilities in Iraq ended, many companies reported first-quarter earnings that were in line with estimates, which continued to aid a recovering equity market. These events, coupled with expectations during May that the Fed may cut its short-term interest rate targets again, all helped buoy high-yield securities through mid-June.

In June the Fed cut its target for the federal funds rate to a four-decade low of 1% to trigger a more accommodative borrowing environment to promote economic growth. Bond prices proceeded to fall causing their yields (which move opposite to prices) to rise following a statement from the Fed suggesting that the economy may be stronger than expected, leading many investors to believe that rates might have bottomed. The high-yield market lost ground from the end of June

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

into the middle of August as the yield on 10-year U.S. Treasuries soared from the low 3% range in mid-June to almost 4.5% by the middle of August. These rising yields, the subsequent outflows of cash from high-yield bond funds, and the over-abundant quantity of new issues on the market (which created supply pressures) caused the high-yield market to move lower. However, the market reversed course and rallied through the close of the period, and high-yield bond mutual funds received record inflows in the final week of August as the market was repriced to address the new range of yields on 10-year U.S. Treasuries.

ANALYSIS OF HIGH-YIELD FUND HOLDINGS

Rallying from distressed levels last year, bonds rated CCC and those falling into a variety of credit categories in the cable and media, communications towers, energy, technology, telecommunications and utilities sectors finished the year among the top performers of the High-Yield Index. For the period, the Fund increased its weighting to issues in the 'CCC' category, moving from an underweighted to overweighted position. The Fund's increased weighting in this credit category contributed to its performance later in the period.

During the period, many bonds in the utilities and energy sectors were added to the High-Yield Index. Therefore, although the Fund increased its exposure to the utilities and energy sectors during the period, it remained underweighted in relation to this index. The Fund's underweighted position in the utilities and energy sectors detracted from its performance versus the High-Yield Index. For the period, the Fund decreased its weighting in the cable and media and technology sectors, maintaining an overweight position in cable and media and shifting to an underweight position in technology. The Fund increased its communications towers holdings, which increased the Fund's existing overweight position in this sector.

The most significant underperforming sectors included airlines, healthcare, metals and mining, restaurants, supermarkets and drugstores, and textiles. The Fund held underweight positions in the airlines, metals and mining, restaurants, supermarkets and drugstores sectors. In addition, the Fund moved to an underweight position in the healthcare sector, and it increased its overweight holdings in textiles.

EMERGING MARKETS DEBT OVERVIEW

The Fund's fiscal year ended August 31, 2003, was a very strong period for emerging markets debt. Despite high volatility in global equity markets, military conflict in Iraq and uncertainty surrounding several high-profile elections in some emerging market countries, the markets started to rally last October. The spreads on sovereign debt, a common gauge of risk premium representing the difference between yields on emerging market debt and U.S. Treasuries, tightened by 537 basis points(vi) since the end of last September and 382 basis points over the reporting period, closing the fiscal year at 504 basis points over U.S. Treasuries.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

The 10-month rally in emerging markets debt came to a halt in mid-June due to the sell-off in the U.S. Treasury market. The yield on 10-year U.S. Treasuries (which moves inversely to the securities' price) increased from 3.11% on June 13th, the lowest level in 45 years, to 4.41% by the end of July, closing the period at 4.47% on August 31st. As a result, in July the EMBI+ posted negative monthly returns for the first time since last September. Negative returns in a spread-tightening environment underscored the impact that the weakness in the U.S. Treasury market had on emerging markets debt.

Despite this recent setback, overall emerging market performance during the fiscal year was strong and all countries in the EMBI+ posted positive returns for the period. The returns were heavily influenced by returns in Latin American countries as markets welcomed ambitious political and economic reform programs introduced by the newly elected leaders of Brazil and Ecuador. During the period, Brazil and Ecuador posted impressive gains of 65.83% and 58.16%, respectively. The market rally was also supported by higher oil prices, which is an important source of revenues for many oil-exporting countries in the emerging markets.

ANALYSIS OF EMERGING MARKET FUND HOLDINGS

The emerging markets debt component of the Fund benefited from our barbell investment strategy of investing in more stable credit securities, such as Mexico, Panama and Bulgaria, with selective investments in more credit-sensitive issuers which we believed had more spread-compression potential (e.g., Ecuador, Brazil and Colombia). The more stable credit securities did well during a volatile U.S. Treasury environment. More credit-sensitive selections performed well during the market rally as their improving fundamentals drove spreads tighter.

LOOKING FOR ADDITIONAL INFORMATION?

The Fund is traded under the symbol 'GDF' and its closing market price is available in most newspapers under the New York Stock Exchange listings. The daily NAV is available online under symbol XGDFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time (ET), for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Thank you for your investment in the Salomon Brothers Global Partners Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

PETER J. WILBY                                   BETH A. SEMMEL

Peter J. Wilby, CFA                              Beth A. Semmel, CFA
President                                        Executive Vice President

JAMES E. CRAIGE                                  THOMAS K. FLANAGAN

James E. Craige, CFA                             Thomas K. Flanagan, CFA
Executive Vice President                         Executive Vice President


September 16, 2003







The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2003 and are subject to change. Please refer to pages 6 through 17 for a list and percentage breakdown of the Fund's holdings.

  (i) NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

 (ii) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(iii) The High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

 (iv) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Lipper is a major independent mutual-fund tracking organization. Rankings in the Lipper closed-end emerging market debt funds category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of August 31, 2003. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include commissions. Results would have been less favorable had commissions been included.
      The Fund's shares were ranked 2 out of 12 and 9 out of 12 for the 1- and 5-year periods, respectively.

  (v) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares.

 (vi) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------

Corporate Bonds -- 48.1%
Basic Industries -- 5.3%
$   450,000         Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30....  $    445,519
    450,000         Acetex Corp., Sr. Notes, 10.875% due 8/1/09.................       492,750
    375,000         Airgas, Inc., 9.125% due 10/1/11............................       414,375
    475,000         Anchor Glass Container Corp., Secured Notes, 11.000% due
                     2/15/13....................................................       523,688
    700,000         Applied Extrusion Technologies, Inc., Series B, 10.750% due
                     7/1/11.....................................................       469,000
    525,000         Berry Plastics Corp., 10.750% due 7/15/12...................       578,812
    575,000         Bowater Inc., Debentures, 9.500% due 10/15/12...............       603,993
                    Buckeye Technologies Inc., Sr. Sub. Notes:
    450,000          9.250% due 9/15/08.........................................       434,250
    350,000          8.000% due 10/15/10........................................       320,250
    500,000         Huntsman Advanced Materials LLC, Secured Notes, 11.000% due
                     7/15/10 (b)................................................       530,000
    800,000         ISP Chemco Inc., Series B, 10.250% due 7/1/11...............       886,000
    275,000         Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............       312,125
                    Lyondell Chemical Co.:
    250,000          9.500% due 12/15/08........................................       242,500
     50,000          Secured Notes, Series B, 9.875% due 5/1/07.................        49,750
    500,000         Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............       538,750
    500,000         Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                     5/15/08....................................................       515,000
                    Millennium America Inc.:
    415,000          9.250% due 6/15/08.........................................       431,600
    375,000          Sr. Notes, 9.250% due 6/15/08 (b)..........................       390,000
    500,000         Noveon, Inc., Series B, 11.000% due 2/28/11.................       557,500
    125,000         OM Group, Inc., 9.250% due 12/15/11.........................       120,625
    875,000         Plastipak Holdings, Inc., 10.750% due 9/1/11................       953,750
    300,000         Pliant Corp., Secured Notes, 11.125% due 9/1/09 (b).........       311,250
    500,000         Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10 (b)...       402,500
    275,000         Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (b)..........       277,750
    100,000         Tekni-Plex, Inc., Series B, 12.750% due 6/15/10.............        97,000
                    Tembec Industries, Inc.:
    225,000          8.625% due 6/30/09.........................................       222,750
    500,000          8.500% due 2/1/11..........................................       495,000
    575,000         Westlake Chemical Corp., 8.750% due 7/15/11 (b).............       589,375
                                                                                  ------------
                                                                                    12,205,862
                                                                                  ------------
Consumer Cyclicals  -- 4.1%
    175,000         CKE Restaurants, Inc., 9.125% due 5/1/09....................       166,250
                    Cole National Group, Inc., Sr. Sub. Notes:
    250,000          8.625% due 8/15/07.........................................       242,500
    450,000          8.875% due 5/15/12.........................................       434,250
    700,000         CSK Auto Inc., 12.000% due 6/15/06..........................       778,750

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Cyclicals -- 4.1% (continued)
$   275,000         Eye Care Centers of America, Inc., 9.125% due 5/1/08........  $    257,125
    875,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....       890,313
    640,000         The Gap, Inc., Notes, 10.550% due 12/15/08..................       765,600
    575,000         HMH Properties, Inc., Sr. Notes, Series C, 8.450% due
                     12/1/08....................................................       590,094
    125,000         Host Marriott L.P., Series I, 9.500% due 1/15/07............       133,125
    325,000         Interface, Inc., Sr. Sub. Notes, Series B, 9.500% due
                     11/15/05...................................................       292,500
    500,000         John Q. Hammons Hotels L.P., 1st Mortgage, Series B, 8.875%
                     due 5/15/12................................................       525,000
    600,000         Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/08 (b).......       603,000
                    Levi Strauss & Co., Sr. Notes:
    565,000          11.625% due 1/15/08........................................       542,400
    410,000          12.250% due 12/15/12.......................................       377,200
    400,000         Oxford Industries, Inc., Sr. Notes, 8.875% due 6/1/11 (b)...       418,000
    375,000         PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due
                     11/1/11....................................................       425,625
     50,000         Phillips-Van Heusen Corp., Sr. Notes, 8.125% due 5/1/13
                     (b)........................................................        50,875
                    Saks Inc.:
    250,000          7.500% due 12/1/10.........................................       257,500
    225,000          9.875% due 10/1/11.........................................       254,813
    700,000         Starwood Hotels & Resorts Worldwide, Inc., 7.875% due
                     5/1/12.....................................................       735,000
    600,000         Tommy Hilfiger USA, Inc., 6.850% due 6/1/08.................       601,500
                                                                                  ------------
                                                                                     9,341,420
                                                                                  ------------
Consumer Non-Cyclicals  -- 9.3%
    525,000         aaiPharma Inc., 11.000% due 4/1/10..........................       577,500
                    Ahold Finance U.S.A., Inc.:
    100,000          6.875% due 5/1/29..........................................        82,500
    425,000          Notes, 8.250% due 7/15/10..................................       433,500
    625,000         AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................       643,750
    475,000         Ameristar Casinos, Inc., 10.750% due 2/15/09................       532,000
    269,000         Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........       281,777
    475,000         Argosy Gaming Co., 10.750% due 6/1/09.......................       521,313
    325,000         Athena Neurosciences Finance LLC, 7.250% due 2/21/08........       247,812
    750,000         Coast Hotels and Casinos, Inc., 9.500% due 4/1/09...........       802,500
    500,000         Constellation Brands, Inc., Series B, 8.125% due 1/15/12....       523,125
    450,000         Dade Behring Holdings Inc., 11.910% due 10/3/10.............       513,000
    450,000         Extendicare Health Services, Inc., 9.500% due 7/1/10........       484,875
    175,000         Fleming Cos., Inc., 10.125% due 4/1/08 (c)..................        21,875
  1,461,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750%
                     due 10/15/05...............................................     1,541,355
    125,000         Holmes Group Inc., Series B, 9.875% due 11/15/07............       109,375
    750,000         Home Interiors & Gifts, Inc., 10.125% due 6/1/08............       768,750
    750,000         Horseshoe Gaming Holding Corp., Series B, 8.625% due
                     5/15/09....................................................       793,125
    875,000         IASIS Healthcare Corp., 13.000% due 10/15/09................       982,188
    475,000         Icon Health & Fitness, Inc., 11.250% due 4/1/12.............       501,125

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                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.


--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 9.3% (continued)
$   600,000         InSight Health Services Corp., Series B, 9.875% due
                     11/1/11....................................................  $    627,000
    500,000         Jafra Cosmetics International Inc., Sr. Sub. Notes, 10.750%
                     due 5/15/11 (b)............................................       527,500
    500,000         Kerzner International Ltd., 8.875% due 8/15/11..............       541,250
    750,000         MGM MIRAGE, 9.750% due 6/1/07...............................       840,000
    725,000         North Atlantic Trading Co., Inc., Series B, 11.000% due
                     6/15/04....................................................       685,125
                    Park Place Entertainment Corp., Sr. Sub. Notes:
    625,000          7.875% due 12/15/05........................................       659,375
    425,000          8.875% due 9/15/08.........................................       468,563
    400,000         Playtex Products, Inc., 9.375% due 6/1/11...................       396,000
    200,000         Remington Products Co., LLC, Sr. Sub. Notes, Series D,
                     11.000% due 5/15/06........................................       201,000
                    Rite Aid Corp.:
     75,000          11.250% due 7/1/08.........................................        80,625
    975,000          Sr. Notes, 7.625% due 4/15/05..............................       979,875
                    Sealy Mattress Co., Series B:
    250,000          10.875% due 12/15/07.......................................       253,750
    800,000          Sr. Sub. Notes, 9.875% due 12/15/07........................       788,000
    350,000         Sola International Inc., Notes, 6.875% due 3/15/08..........       338,188
    450,000         Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10....       497,250
    575,000         Tempur-Pedic Inc. and Tempur Production U.S.A. Inc., Sr.
                     Sub. Notes, 10.250% due 8/15/10 (b)........................       589,375
    425,000         Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31......       374,000
    875,000         United Industries Corp., Series D, 9.875% due 4/1/09........       896,875
    575,000         Vanguard Health Systems, Inc., 9.750% due 8/1/11............       589,375
    550,000         Venetian Casino Resort, LLC, 11.000% due 6/15/10............       628,375
                                                                                  ------------
                                                                                    21,322,946
                                                                                  ------------
Energy  -- 4.7%
                    Dynegy Holdings Inc.:
                     Debentures:
    700,000           7.125% due 5/15/18........................................       500,500
    750,000           7.625% due 10/15/26.......................................       525,000
    650,000           Secured Notes, 9.875% due 7/15/10 (b).....................       663,000
                     El Paso Corp., Sr. Notes:
    675,000           7.800% due 8/1/31................................ ........       516,375
    675,000           7.750% due 1/15/32........................................       516,375
    255,000         Grey Wolf, Inc., 8.875% due 7/1/07..........................       262,012
     83,000         Key Energy Services, Inc., Series B, 14.000% due 1/15/09....        91,715
    625,000         Magnum Hunter Resources, Inc., 9.600% due 3/15/12...........       665,625
    250,000         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                     10/1/10....................................................       267,500
  1,000,000         PennzEnergy Co., Debentures, 10.250% due 11/1/05............     1,150,260
    323,000         Pride International, Inc., Sr. Notes, 9.375% due 5/1/07.....       334,305
    450,000         Swift Energy Co., Sr. Sub. Notes, 10.250% due 8/1/09........       479,250

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Energy -- 4.7% (continued)
$ 1,125,000         United Refining Co., Series B, 10.750% due 6/15/07..........  $    894,375
    600,000         Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due
                     6/30/09....................................................       639,000
    810,000         Western Gas Resources, Inc., 10.000% due 6/15/09............       866,700
    500,000         Westport Resources Corp., 8.250% due 11/1/11................       537,500
                    The Williams Cos., Inc.:
                     Notes:
    300,000           7.625% due 7/15/19........................................       273,750
  1,250,000           7.875% due 9/1/21.........................................     1,156,250
    200,000           8.750% due 3/15/32........................................       195,500
    125,000          Sr. Notes, 8.625% due 6/1/10...............................       130,625
                                                                                  ------------
                                                                                    10,665,617
                                                                                  ------------
Finance Services  -- 0.9%
    987,700         Airplanes Pass-Through Trust, Series D, 10.875% due
                     3/15/19....................................................        29,631
    525,000         Felcor Lodging L.P., 10.000% due 9/15/08....................       551,906
    475,000         MeriStar Hospitality Corp., 9.125% due 1/15/11..............       472,625
    125,000         MeriStar Hospitality Operating Partnership, L.P., 10.500%
                     due 6/15/09................................................       127,813
    750,000         Sovereign Bancorp., Inc., Sr. Notes, 10.500% due 11/15/06...       881,245
                                                                                  ------------
                                                                                     2,063,220
                                                                                  ------------
Housing Related  -- 0.4%
    875,000         Nortek Holdings, Inc., Sr. Notes, Series B, 8.875% due
                     8/1/08.....................................................       901,250
                                                                                  ------------
Manufacturing  -- 3.1%
    500,000         Alliant Techsystems Inc., 8.500% due 5/15/11................       542,500
    275,000         Case Corp., Notes, 7.250% due 1/15/16.......................       247,844
    575,000         Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13
                     (b)........................................................       592,250
    425,000         Fedders North America, Inc., 9.375% due 8/15/07.............       362,312
    425,000         Flowserve Corp., 12.250% due 8/15/10........................       488,750
    175,000         Ford Motor Co., Notes, 7.450% due 7/16/31...................       155,903
    375,000         Ford Motor Credit Co., Notes, 7.250% due 10/25/11...........       379,503
    275,000         General Binding Corp., 9.375% due 6/1/08....................       266,750
    275,000         General Motors Acceptance Corp., Notes, 6.875% due
                     8/28/12....................................................       272,467
                    General Motors Corp.:
    100,000          Debentures, 8.375% due 7/15/33.............................        99,108
    475,000          Sr. Notes, 7.125% due 7/15/13..............................       481,286
    750,000         L-3 Communications Corp., 7.625% due 6/15/12................       783,750
    200,000         LDM Technologies, Inc., Series B, 10.750% due 1/15/07.......       200,000
    500,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08
                     (c)(d).....................................................         7,500
    300,000         NMHG Holding Co., 10.000% due 5/15/09.......................       322,500
    450,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................       474,750
    300,000         Tenneco Automotive Inc., Secured Notes, 10.250% due
                     7/15/13 (b)................................................       312,000

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Manufacturing -- 3.1% (continued)
$   700,000         Terex Corp., Series B, 10.375% due 4/1/11...................  $    778,750
                    TRW Automotive Inc.:
    150,000          Sr. Notes, 9.375% due 2/15/13 (b)..........................       167,250
     75,000          Sr. Sub. Notes, 11.000% due 2/15/13 (b)....................        86,250
                                                                                  ------------
                                                                                     7,021,423
                                                                                  ------------
Media and Cable  -- 8.4%
    850,000         AOL Time Warner Inc., 7.625% due 4/15/31....................       923,601
                    Charter Communications Holdings, LLC:
                     Sr. Discount Notes:
    600,000           Zero coupon until 1/15/05, (11.750% thereafter), due
                       1/15/10..................................................       381,000
  1,050,000           Zero coupon until 1/15/06, (13.500% thereafter), due
                       1/15/11..................................................       603,750
  1,255,000           Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11.       847,125
  1,075,000           Zero coupon until 5/15/06, (11.750% thereafter), due
                       5/15/11..................................................       585,875
                     Sr. Notes:
    250,000           8.250% due 4/1/07.........................................       202,500
    275,000           10.750% due 10/1/09.......................................       221,375
    250,000           10.250% due 1/15/10.......................................       192,500
                    CSC Holdings Inc., Sr. Sub. Debentures:
     75,000          9.875% due 2/15/13.........................................        78,750
  1,100,000          10.500% due 5/15/16........................................     1,204,500
    225,000         Dex Media East LLC/Dex Media East Finance Co., 9.875% due
                     11/15/09...................................................       255,938
    325,000         Dex Media West LLC/Dex Media West Finance Co., Sr. Sub.
                     Notes, 9.875% due 8/15/13 (b)..............................       364,000
    500,000         DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13 (b).....       548,750
                    EchoStar DBS Corp., Sr. Notes:
    300,000          10.375% due 10/1/07........................................       333,375
    775,000          9.125% due 1/15/09.........................................       862,187
    875,000          9.375% due 2/1/09..........................................       935,156
    600,000         Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10.......       634,500
    300,000         Interep National Radio Sales, Inc., Series B, 10.000% due
                     7/1/08.....................................................       262,500
    625,000         LIN Television Corp., 8.000% due 1/15/08....................       668,750
     50,000         Mediacom Broadband LLC, 11.000% due 7/15/13.................        54,750
    700,000         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................       710,500
    550,000         NextMedia Operating, Inc., 10.750% due 7/1/11...............       611,875
  1,904,901         NTL Inc., Secured Notes, Payment-in-Kind, 19.000% due
                     1/1/10.....................................................     1,799,709
    675,000         Pegasus Satellite Communications, Inc., Sr. Discount Notes,
                     (zero coupon until 3/1/04, 13.500% thereafter), due 3/1/07.       438,750
                    Quebecor World U.S.A. Inc.:
    875,000          8.375% due 11/15/08........................................       914,352
    125,000          Sr. Sub. Notes, 7.750% due 2/15/09.........................       130,439

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 8.4% (continued)
                    R.H. Donnelly Finance Corp. I:
$   225,000          10.875% due 12/15/12.......................................  $    263,250
    100,000          10.875% due 12/15/12 (b)...................................       117,000
    375,000         Radio One, Inc., Series B, 8.875% due 7/1/11................       411,563
                    Telewest Communications PLC:
    390,000          Sr. Discount Notes, zero coupon until 2/1/05, (11.375%
                      thereafter), due 2/1/10...................................       130,650
  1,065,000          Sr. Notes, 11.250% due 11/1/08 (c).........................       452,625
    250,000         Time Warner Inc., 6.625% due 5/15/29........................       242,710
                    United Pan-Europe Communications N.V., Series B:
                     Sr. Discount Notes:
    850,000           Zero coupon until 11/1/04, (13.375% thereafter), due
                        11/1/09 (c).............................................       191,250
    325,000           Zero coupon until 2/1/05, (13.750% thereafter), due
                        2/1/10 (c)..............................................        69,875
                     Sr. Notes:
    100,000           10.875% due 8/1/09 (c)....................................        33,500
  1,075,000           11.250% due 2/1/10 (c)....................................       360,125
    675,000           11.500% due 2/1/10 (c)....................................       227,813
                    Vivendi Universal SA, Sr. Notes:
    900,000          6.250% due 7/15/08 (b).....................................       904,500
    250,000          9.250% due 4/15/10 (b).....................................       280,625
    585,000         Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11............       669,825
                                                                                  ------------
                                                                                    19,121,818
                                                                                  ------------
Services and Other  -- 1.8%
                    Allied Waste North America, Inc., Series B:
    750,000          7.875% due 1/1/09..........................................       771,562
    325,000          10.000% due 8/1/09.........................................       353,438
    225,000          9.250% due 9/1/12..........................................       244,125
    350,000         Brand Services, Inc., 12.000% due 10/15/12..................       394,188
    550,000         COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due
                     12/1/07....................................................       338,250
  1,250,000         The Holt Group, Inc., 9.750% due 1/15/06 (c)................        43,750
    555,000         Mail-Well, Inc., Series B, 8.750% due 12/15/08..............       532,800
    225,000         Muzak LLC, Sr. Notes, 10.000% due 2/15/09 (b)...............       238,500
    630,000         Pierce Leahy Command Co., 8.125% due 5/15/08................       652,050
  2,000,000         Safety-Kleen Services, Inc., 9.250% due 6/1/08 (c)..........         2,400
    450,000         SITEL Corp., 9.250% due 3/15/06.............................       429,750
                                                                                  ------------
                                                                                     4,000,813
                                                                                  ------------
Technology  -- 0.9%
    625,000         Unisys Corp., Sr. Notes, 8.125% due 6/1/06..................       669,531
  1,125,000         Xerox Capital (Europe) PLC, 5.875% due 5/15/04..............     1,132,031
    275,000         Xerox Corp., Notes, 5.500% due 11/15/03.....................       277,063
                                                                                  ------------
                                                                                     2,078,625
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------

Telecommunications -- 6.6%
$   475,000         Alamosa (Delaware), Inc., 13.625% due 8/15/11...............  $    448,875
    500,000         Alamosa Holdings, Inc., (zero coupon until 2/15/05, 12.875%
                     thereafter), due 2/15/10...................................       370,000
    850,000         American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........       864,875
    365,000         American Tower Escrow Corp., Discount Notes, zero coupon due
                     8/1/08.....................................................       242,725
    925,000         AT&T Corp., Sr. Notes, 8.500% due 11/15/31..................     1,047,196
                    AT&T Wireless Services Inc.:
    775,000          Notes, 8.125% due 5/1/12...................................       891,417
                     Sr. Notes:
    475,000           7.875% due 3/1/11.........................................       537,467
    375,000           8.750% due 3/1/31.........................................       445,871
                    Crown Castle International Corp.:
    125,000          Sr. Discount Notes, (zero coupon until 5/15/04, 10.375%
                      thereafter), due 5/15/11..................................       123,750
  1,000,000          Sr. Notes, 10.750% due 8/1/11..............................     1,102,500
    500,000         Dobson Communications Corp., Sr. Notes, 10.875% due
                     7/1/10.....................................................       545,000
                    Global Crossing Holdings Ltd.:
  1,700,000          9.125% due 11/15/06 (c)....................................        63,750
    250,000          9.500% due 11/15/09 (c)....................................         9,375
                    Nextel Communications, Inc.:
    775,000          Sr. Discount Notes, 9.950% due 2/15/08.....................       815,688
                     Sr. Notes:
    400,000           9.375% due 11/15/09.......................................       434,000
  1,125,000           7.375% due 8/1/15.........................................     1,133,437
    900,000         Qwest Communications International Inc., Sr. Notes, Series
                     B, 7.500% due 11/1/08......................................       848,250
  1,025,000         Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................     1,101,875
                    Qwest Services Corp., Notes:
    100,000          13.500% due 12/15/10 (b)...................................       115,000
    231,000          14.000% due 12/15/14 (b)...................................       273,735
                    SBA Communications Corp.:
    400,000          Sr. Discount Notes, 12.000% due 3/1/08.....................       418,000
    225,000          Sr. Notes, 10.250% due 2/1/09..............................       204,187
    275,000         SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10 (b)........       287,375
                    Sprint Capital Corp.:
    875,000          6.875% due 11/15/28........................................       820,190
    775,000          8.750% due 3/15/32.........................................       883,576
    254,000         TeleCorp PCS, Inc., 10.625% due 7/15/10.....................       300,990
    575,000         UbiquiTel Operating Co., (zero coupon until 4/15/05, 14.000%
                     thereafter), due 4/15/10...................................       307,625
    500,000         Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13 (b)...       502,500
                                                                                  ------------
                                                                                    15,139,229
                                                                                  ------------
Transportation  -- 0.2%
    400,000         General Maritime Corp., Sr. Notes, 10.000% due
                     3/15/13 (b)................................................       438,500
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Utilities -- 2.4%
                    The AES Corp., Sr. Sub. Notes:
$    50,000          8.375% due 8/15/07.........................................  $     47,500
    200,000          8.500% due 11/1/07.........................................       190,000
                    Avon Energy Partners Holdings:
    575,000          Notes, 6.460% due 3/4/08 (b)...............................       501,688
    575,000          Sr. Notes, 7.050% due 12/11/07 (b).........................       501,687
  1,825,000         Calpine Canada Energy Finance ULC, 8.500% due 5/1/08........     1,396,125
                    Calpine Corp.:
    350,000          Secured Notes, 8.500% due 7/15/10 (b)......................       330,750
    250,000          Sr. Notes, 8.625% due 8/15/10..............................       183,750
                    Edison Mission Energy, Sr. Notes:
     50,000          10.000% due 8/15/08........................................        41,750
    975,000          7.730% due 6/15/09.........................................       760,500
    300,000          9.875% due 4/15/11.........................................       247,500
    950,000         Mirant Americas Generation, LLC, Sr. Notes, 9.125% due
                     5/1/31 (c).................................................       698,250
                    Reliant Resources, Inc., Secured Notes:
    175,000          9.250% due 7/15/10 (b).....................................       163,625
    550,000          9.500% due 7/15/13 (b).....................................       508,750
                                                                                  ------------
                                                                                     5,571,875
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $108,751,433)...............   109,872,598
                                                                                  ------------
Convertible Bonds  -- 0.4%
Consumer Non-Cyclicals  -- 0.1%
    450,000         Elan Finance Corp. Ltd., zero coupon due 12/14/18...........       249,750
                                                                                  ------------
Technology  -- 0.2%
    500,000         Avaya Inc., Sr. Notes, zero coupon due 10/31/21.............       268,125
    475,000         Sanmina-SCI Corp., Sub. Debentures, zero coupon due
                     9/12/20....................................................       232,750
                                                                                  ------------
                                                                                       500,875
                                                                                  ------------
Telecommunications  -- 0.1%
    325,000         American Tower Corp., Notes, 5.000% due 2/15/10.............       287,219
                                                                                  ------------

                    Total Convertible Bonds (Cost  -- $847,738).................     1,037,844
                                                                                  ------------
Sovereign Bonds  -- 48.2%
Brazil  -- 14.9%
                    Federal Republic of Brazil:
  4,325,000          11.500% due 3/12/08........................................     4,627,750
  2,275,000          12.000% due 4/15/10........................................     2,391,594
    475,000          8.875% due 4/15/24.........................................       366,344

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Brazil -- 14.9% (continued)
                    Federal Republic of Brazil (continued):
$   600,000          10.125% due 5/15/27........................................  $    519,150
  2,250,000          11.000% due 8/17/40........................................     2,052,000
 19,234,624          C Bond, 8.000% due 4/15/14.................................    17,317,173
  4,275,000          DCB, Series L, 2.1875% due 4/15/12 (e).....................     3,444,047
  3,853,846          FLIRB, Series L, 2.125% due 4/15/09 (e)....................     3,328,378
                                                                                  ------------
                                                                                    34,046,436
                                                                                  ------------
Bulgaria  -- 1.4%
                    Republic of Bulgaria:
  2,050,000          8.250% due 1/15/15.........................................     2,265,250
  1,025,000          Discount, Series A, 1.9375% due 7/28/24 (e)................       991,687
                                                                                  ------------
                                                                                     3,256,937
                                                                                  ------------
Colombia  -- 3.5%
                    Republic of Colombia:
  2,887,000          8.625% due 4/1/08..........................................     3,143,221
  2,000,000          10.000% due 1/23/12........................................     2,167,500
  2,275,000          10.750% due 1/15/13........................................     2,569,613
                                                                                  ------------
                                                                                     7,880,334
                                                                                  ------------
Costa Rica  -- 0.5%
  1,000,000         Republic of Costa Rica, 6.914% due 1/31/08 (b)..............     1,080,000
                                                                                  ------------
Ecuador  -- 4.2%
 12,320,000         Republic of Ecuador, 12.000% due 11/15/12...................     9,702,000
                                                                                  ------------
Mexico  -- 7.3%
  1,200,000         PEMEX Project Funding Master Trust, 6.125% due
                     8/15/08 (b)................................................     1,243,500
                    United Mexican States:
  4,500,000          6.625% due 3/3/15..........................................     4,518,000
    500,000          8.125% due 12/30/19........................................       540,000
  8,650,000          8.300% due 8/15/31.........................................     9,307,400
  1,075,000          7.500% due 4/8/33..........................................     1,069,625
                                                                                  ------------
                                                                                    16,678,525
                                                                                  ------------
Panama  -- 2.5%
                    Republic of Panama:
    525,000          9.625% due 2/8/11..........................................       593,250
  3,800,000          9.375% due 1/16/23.........................................     4,066,000
    850,000          9.375% due 4/1/29..........................................       969,000
                                                                                  ------------
                                                                                     5,628,250
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Peru -- 1.1%
                    Republic of Peru:
$ 1,175,000          9.125% due 1/15/08.........................................  $  1,311,594
  1,335,000          FLIRB, 4.500% due 3/7/17 (e)...............................     1,128,075
                                                                                  ------------
                                                                                     2,439,669
                                                                                  ------------
Philippines  -- 2.6%
                    Republic of Philippines:
  1,550,000          9.375% due 1/18/17.........................................     1,656,563
  3,675,000          10.625% due 3/16/25........................................     4,056,281
    264,447          FLIRB, Series B, 2.0625% due 6/1/08 (e)....................       247,919
                                                                                  ------------
                                                                                     5,960,763
                                                                                  ------------
Russia  -- 8.5%
                    Russia Federation:
  6,200,000          10.000% due 6/26/07........................................     7,308,250
  2,600,000          8.250% due 3/31/10.........................................     2,886,000
 10,175,540          5.000% due 3/31/30 (e).....................................     9,323,339
                                                                                  ------------
                                                                                    19,517,589
                                                                                  ------------
Turkey  -- 1.7%
                    Republic of Turkey:
  3,200,000          11.500% due 1/23/12........................................     3,440,000
    425,000          11.000% due 1/14/13........................................       450,500
                                                                                  ------------
                                                                                     3,890,500
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $100,376,153)...............   110,081,003
                                                                                  ------------

Loan Participations (e)(f)  -- 1.7%
                    Kingdom of Morocco:
  3,872,916          Tranche A, 2.0313% due 1/2/09 (J.P. Morgan Chase & Co.,
                      Merrill Lynch, Pierce, Fenner & Smith Inc., UBS Paine
                      Webber Inc.)...............................................     3,737,364
    156,862          Tranche B, 2.0313% due 1/2/04 (Morgan Stanley Co. Inc.).....       150,587
                                                                                  ------------

                    Total Loan Participations (Cost  -- $3,760,298).............     3,887,951
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2003


  SHARES                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Common Stock (g) -- 0.9%
     12,166         Axiohm Transaction Solutions, Inc..                                      0
          5         Glasstech Inc. (d)..........................................             0
      5,664         Mattress Discounters Co. (d)................................        50,979
     17,310         NTL Inc.....................................................       696,554
     27,106         SpectraSite, Inc............................................       867,392
     44,962         UnitedGlobalCom, Inc., Class A Shares.......................       300,346
                                                                                  ------------

                    Total Common Stock (Cost  -- $3,412,063)....................     1,915,271
                                                                                  ------------
Escrow Shares (d)(g)  -- 0.0%
  1,750,000         Breed Technologies, Inc.....................................             0
  1,000,000         Imperial Sugar Co...........................................             0
    625,000         Pillowtex Corp..............................................             0
    397,208         Vlasic Foods International Inc..............................        44,487
                                                                                  ------------

                    Total Escrow Shares (Cost  -- $0)...........................        44,487
                                                                                  ------------
Preferred Stock  -- 0.5%
         12         Anvil Holdings Inc., Series B, 13.000% (g)..................           294
                    CSC Holdings Inc.:
      5,975          Series H, 11.750% due 10/1/07..............................       628,869
      4,175          Series M, 11.125% due 4/1/08...............................       437,331
          5         Glasstech Inc. (d)(g).......................................             0
         23         NTL Europe, Inc. (g)........................................            72
                    TCR Holding Corp. (d)(g):
      4,091          Class B....................................................             4
      2,250          Class C....................................................             2
      5,932          Class D....................................................             6
     12,271          Class E....................................................            12
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $878,679)...................     1,066,590
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------
Schedule of Investments  (continued)
August 31, 2003

 WARRANTS/
  RIGHTS                                                SECURITY(a)                                         VALUE
---------------------------------------------------------------------------------------------------------------------
Warrants and Rights (g) -- 0.0%
        365         American Tower Escrow Corp., (Exercise price of $0.01 per share expiring on 8/1/08.
                     Each warrant exercisable for 14.095 shares of common stock.)..........              $     48,545
  1,837,246         ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the
                     liquidation of ContiFinancial Corp. and its affiliates.)..............                    27,559
      1,000         Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07.
                     Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 shares
                     of Class L common stock.).............................................                       750
      4,202         Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each
                     warrant exercisable for 1 share of common stock.).....................                         0
        750         UbiquiTel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10.
                     Each warrant exercisable for 5.965 shares of common stock.)...........                         8
    192,000         United Mexican States Rights...........................................                       240
     39,270         Venezuela Discount Rights (d)..........................................                         0
                                                                                                         ------------

                    Total Warrants and Rights (Cost  -- $114,972)..........................                    77,102
                                                                                                         ------------


   FACE
  AMOUNT
-----------
Repurchase Agreement -- 0.2%
$   395,000         Merrill Lynch Government Securities Inc., 1.01% due 9/2/03; Proceeds at maturity --
                     $395,044; (Fully collateralized by U.S. Treasury Bonds, 7.125% to 9.125% due
                     5/15/16 to 2/15/23; Market value  -- $402,901) (Cost  -- $395,000)....                   395,000
                                                                                                         ------------

                    Total Investments  -- 100.0% (Cost  -- $218,536,336*)..................              $228,377,846
                                                                                                         ------------
                                                                                                         ------------

---------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is currently in default.

(d) Security is valued in accordance with fair valuation procedures.

(e) Interest rate shown reflects current rate on instruments with variable rates or step coupon rates.

(f) Participation interests were acquired through the financial institutions indicated parenthetically.

(g) Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is $219,077,814.

   Abbreviations used in this schedule:

    DCB   -- Debt Conversion Bond
    FLIRB -- Front-Loaded Interest Reduction Bond

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------
Statement of Assets and Liabilities
August 31, 2003

ASSETS:
   Investments, at value (Cost  -- $218,536,336)............  $228,377,846
   Cash.....................................................           388
   Receivable for securities sold...........................       607,344
   Interest receivable......................................     5,064,486
   Prepaid expenses.........................................        12,103
                                                              ------------
   TOTAL ASSETS.............................................   234,062,167
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    59,124,414
   Loan interest payable (Note 4)...........................       240,441
   Management fee payable...................................       152,085
   Accrued expenses.........................................       194,589
                                                              ------------
   TOTAL LIABILITIES........................................    59,711,529
                                                              ------------
TOTAL NET ASSETS............................................  $174,350,638
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 15,089,651 shares outstanding)..............  $     15,090
   Capital paid in excess of par value......................   206,872,474
   Overdistributed net investment income....................      (302,264)
   Accumulated net realized loss from investment
    transactions............................................   (42,076,172)
   Net unrealized appreciation of investments...............     9,841,510
                                                              ------------
TOTAL NET ASSETS............................................  $174,350,638
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($174,350,638 [div] 15,089,651
 shares outstanding)........................................        $11.55
                                                                    ------
                                                                    ------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Statement of Operations
For the Year Ended August 31, 2003

INVESTMENT INCOME:
   Interest.................................................  $ 23,225,606
   Dividends................................................        68,999
                                                              ------------
   TOTAL INVESTMENT INCOME..................................    23,294,605
                                                              ------------
EXPENSES:
   Management fee (Note 2)..................................     1,630,730
   Interest expense (Note 4)................................     1,566,917
   Legal fees...............................................        80,343
   Custody..................................................        72,916
   Shareholder communications...............................        69,137
   Audit and tax services...................................        65,874
   Loan fees................................................        41,365
   Directors' fees..........................................        40,125
   Shareholder servicing fees...............................        38,237
   Listing fees.............................................        30,743
   Insurance................................................         3,216
   Other....................................................        15,230
                                                              ------------
   TOTAL EXPENSES...........................................     3,654,833
                                                              ------------
NET INVESTMENT INCOME.......................................    19,639,772
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1
 AND 3):
   Realized Gain From Investment Transactions (excluding
    short-term investments):
      Proceeds from sales...................................   189,049,852
      Cost of securities sold...............................   178,391,217
                                                              ------------
   NET REALIZED GAIN........................................    10,658,635
                                                              ------------
   Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
      Beginning of year.....................................   (21,364,340)
      End of year...........................................     9,841,510
                                                              ------------
   INCREASE IN NET UNREALIZED APPRECIATION..................    31,205,850
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    41,864,485
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 61,504,257
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 19,639,772   $ 20,445,867
   Net realized gain (loss).................................    10,658,635    (12,891,569)
   Increase (decrease) in net unrealized appreciation.......    31,205,850    (14,615,189)
                                                              ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........    61,504,257     (7,060,891)
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (21,411,087)   (20,552,754)
   Capital..................................................            --       (676,233)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (21,411,087)   (21,228,987)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (126,042 and 121,102 shares issued, respectively).......     1,406,757      1,343,416
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...     1,406,757      1,343,416
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    41,499,927    (26,946,462)
NET ASSETS:
   Beginning of year........................................   132,850,711    159,797,173
                                                              ------------   ------------
   END OF YEAR*.............................................  $174,350,638   $132,850,711
                                                              ------------   ------------
                                                              ------------   ------------
*Includes overdistributed net investment income of:.........     $(302,264)     $(129,019)
                                                                 ---------      ---------
                                                                 ---------      ---------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
---------------------------------------
Statement of Cash Flows
For the Year Ended August 31, 2003

CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received..........................  $ 21,638,296
   Operating expenses paid..................................    (1,956,418)
   Net sales of short-term investments......................       410,000
   Net purchases of long-term investments...................  (187,156,398)
   Proceeds from disposition of long-term investments.......   188,739,285
   Interest paid on bank loans..............................    (1,670,398)
                                                              ------------
   NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
    ACTIVITIES..............................................    20,004,367
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Cash dividends paid on Common Stock......................   (21,411,087)
   Proceeds from reinvestment of dividends..................     1,406,757
                                                              ------------
   NET CASH FLOWS USED BY FINANCING ACTIVITIES..............   (20,004,330)
                                                              ------------
NET INCREASE IN CASH........................................            37
Cash, Beginning of year.....................................           351
                                                              ------------
CASH, END OF YEAR...........................................  $        388
                                                              ------------
                                                              ------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
ACTIVITIES:
   INCREASE IN NET ASSETS FROM OPERATIONS...................  $ 61,504,257
                                                              ------------
   Accretion of discount on securities......................    (3,017,468)
   Amortization of premium on investments...................       278,372
   Increase in investments, at value........................   (38,899,121)
   Decrease in interest and dividends receivable............     1,082,787
   Increase in receivable for securities sold...............      (429,777)
   Increase in prepaid expenses.............................        (1,201)
   Decrease in payable for securities purchased.............      (542,700)
   Decrease in interest payable on loan.....................      (103,481)
   Increase in accrued expenses.............................       132,699
                                                              ------------
   TOTAL ADJUSTMENTS........................................   (41,499,890)
                                                              ------------
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
 ACTIVITIES.................................................  $ 20,004,367
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

----------------------------------------------
Notes to Financial Statements

Note 1. Significant Accounting Policies

Salomon Brothers Global Partners Income Fund Inc. ('Fund'), formerly known as Global Partners Income Fund Inc., was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

----------------------------------------------
Notes to Financial Statements  (continued)

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

REPURCHASE AGREEMENTS. The Fund purchases, and the custodian takes possession of, U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher purchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts equal to the repurchase price.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount and amortizing premium on debt obligations.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $1,492,943 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management and Advisory Fees and Other Transactions

For the period from September 1, 2002 through December 15, 2002, the Fund was a party to a management agreement with PIMCO Funds Advisors LLC ('PIMCO'), an indirect wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

----------------------------------------------
Notes to Financial Statements  (continued)

Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly-owned subsidiary of Citigroup Inc. ('Citigroup'), pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisions for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment manager for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. Prior to December 16, 2002, the Fund paid SBAM a fee calculated at an annual rate of 1.10% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

Note 3. Portfolio Activity

During the year ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases...................................................  $186,613,698
                                                              ------------
                                                              ------------
Sales.......................................................  $189,049,852
                                                              ------------
                                                              ------------

At August 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation...............................  $ 19,129,317
Gross unrealized depreciation...............................    (9,829,285)
                                                              ------------
Net unrealized appreciation.................................  $  9,300,032
                                                              ------------
                                                              ------------

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

----------------------------------------------
Notes to Financial Statements  (continued)

Note 4. Loan

At August 31, 2003, the Fund had $59,124,414 outstanding of an available $81,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC ('CXC'), an affiliate of Citigroup. CXC, a commercial paper conduit issuer for Citicorp North America Inc., an affiliate of the adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 2003, the Fund held loan participations with a total cost of $3,760,298 and a total market value of $3,887,951.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value and/or market value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any loans outstanding.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

----------------------------------------------
Notes to Financial Statements  (continued)

Note 7. Capital Loss Carryforward

At August 31, 2003, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $38,834,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                           2007              2009             2010
                                           ----              ----             ----
Carryforward Amounts..................  $10,269,000       $8,616,000       $19,949,000

In addition the Fund had $3,002,714 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

Note 8. Income Tax Information and Distributions to Shareholders

At August 31, 2003, the tax basis components of distributable earnings were:

Undistributed ordinary income...............................            --
                                                              ------------
                                                              ------------
Accumulated capital losses..................................  $(38,834,244)
                                                              ------------
                                                              ------------
Unrealized appreciation.....................................  $  9,300,032
                                                              ------------
                                                              ------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended August 31, 2003 was:

Ordinary income.............................................  $21,411,087
                                                              -----------
Total.......................................................  $21,411,087
                                                              -----------
                                                              -----------

Note 9. Dividends Subsequent to August 31, 2003

On July 17, 2003, the Board of Directors of the Fund declared three dividends each in the amount of $0.11875 per share, payable on September 26, October 31 and November 28, 2003, to shareholders of record on September 16, October 15 and November 18, 2003, respectively.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------

Financial Highlights
For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

                                                    2003       2002       2001       2000       1999
------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 BEGINNING OF YEAR..............................    $ 8.88     $10.77     $11.94     $10.98     $ 9.76
                                                  --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income(1).......................      1.30       1.36       1.38       1.44       1.59
 Net realized and unrealized
   gain (loss)(1)...............................      2.79      (1.83)     (1.12)      0.95       1.30
                                                  --------   --------   --------   --------   --------
Total Income (Loss) From Operations.............      4.09      (0.47)      0.26       2.39       2.89
                                                  --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income..........................     (1.43)     (1.38)     (1.42)     (1.43)     (1.67)
 Net realized gains.............................        --         --         --         --         --
 Capital........................................        --      (0.05)     (0.01)        --         --
                                                  --------   --------   --------   --------   --------
Total Distributions.............................     (1.43)     (1.43)     (1.43)     (1.43)     (1.67)
                                                  --------   --------   --------   --------   --------
INCREASE IN NET ASSET VALUE DUE TO SHARES
 ISSUED ON REINVESTMENT OF DIVIDENDS............      0.01       0.01         --         --         --
                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....................    $11.55     $ 8.88     $10.77     $11.94     $10.98
                                                  --------   --------   --------   --------   --------
                                                  --------   --------   --------   --------   --------
MARKET VALUE, END OF YEAR.......................    $13.11     $10.43     $11.88   $11.6250   $11.3125
TOTAL RETURN,
 BASED ON MARKET VALUE(2).......................     42.71%     (0.25)%    16.26%     17.57%     53.57%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense.....      2.37%      3.24%      4.90%      4.95%      4.22%
 Total expenses, excluding interest expense
   (operating expenses).........................      1.36%      1.43%      1.28%      1.30%      1.27%
 Net investment income(1).......................     12.76%     13.80%     12.53%     12.53%     14.26%
PORTFOLIO TURNOVER RATE.........................        91%       129%        92%       111%       102%
NET ASSETS, END OF YEAR (000s)..................  $174,351   $132,851   $159,797   $176,070   $162,004
Loans Outstanding, End of Year (000s)...........   $59,124    $59,124    $75,000    $75,000    $75,000
Weighted Average Loans (000s)...................   $59,124    $72,423    $75,000    $75,000    $75,000
Weighted Average Interest Rate on Loans.........      2.65%      3.71%      7.86%      8.28%      6.42%
------------------------------------------------------------------------------------------------------

(1) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended
    August 31, 2002, those amounts would have been $1.37, $1.84 and 13.87% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

----------------------------------------------
Report of Independent Auditors
To the Board of Directors and Shareholders of Salomon Brothers Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Global Partners Income Fund Inc. (the 'Fund') at August 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
October 22, 2003

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Salomon Brothers Global Partners Income Fund Inc. ('Fund'), formerly known as Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
-------------------------------------
Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

    The business and affairs of Salomon Brothers Global Partners Income Fund Inc. ('Fund') are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                          NUMBER OF
                                                  TERM OF                               PORTFOLIOS
                                                 OFFICE(1)                              ADVISED BY
                                                    AND                                 SBAM(2) AND
                                   POSITION(S)    LENGTH                                OVERSEEN BY             OTHER
                                    HELD WITH     OF TIME  PRINCIPAL OCCUPATION(S)  DIRECTOR (INCLUDING     DIRECTORSHIPS
NAME, ADDRESS, AND AGE               FUND(1)      SERVED   DURING PAST FIVE YEARS        THE FUND)         HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED
DIRECTORS:

Carol L. Colman                   Director and     Since      President, Colman               31                 None
Colman Consulting Co.             Member of the    2003        Consulting Co.
278 Hawley Road                 Audit Committee,
North Salem, NY 10560               Class II
Age 57

Daniel P. Cronin                  Director and     Since      Associate General               28                 None
Pfizer Inc.                       Member of the    2003     Counsel, Pfizer Inc.
235 East 42nd Street            Audit Committee,
New York, NY 10017                  Class I
Age 57

Leslie H. Gelb                    Director and     Since   President Emeritus and             33           Britannica.com;
The Council on                    Member of the    2000     Senior Board Fellow,                           Director of two
 Foreign Relations              Audit Committee,           The Council on Foreign                             registered
58 East 68th Street                 Class II                Relations; formerly,                         investment companies
New York, NY 10021                                            Columnist Deputy                           advised by Advantage
Age 66                                                      Editorial Page Editor                           Advisers, Inc.
                                                           and Editor, Op-Ed Page,                          ('Advantage')
                                                             The New York Times

Riordan Roett                     Director and     Since   Professor and Director,            30          The Latin America
The Johns Hopkins University      Member of the    1997    Latin American Studies                         Equity Fund, Inc.
1740 Massachusetts Ave., NW     Audit Committee,             Program, The Johns
Washington, DC 20036                Class I                  Hopkins University
Age 64

Jeswald W. Salacuse               Director and     Since       Henry J. Braker                30           Director of two
Tufts University                  Member of the    2000    Professor of Commercial                            registered
The Fletcher School of          Audit Committee,           Law and formerly Dean,                        investment companies
 Law & Diplomacy                   Class III               The Fletcher School of                        advised by Advantage
160 Packard Avenue                                            Law & Diplomacy,
Medford, MA 02155                                             Tufts University
Age 65

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
-------------------------------------

Additional Information (unaudited)  (continued)

                                                                                           NUMBER OF
                                                   TERM OF                                PORTFOLIOS
                                                  OFFICE(1)                               ADVISED BY
                                                     AND                                  SBAM(2) AND
                                   POSITION(S)     LENGTH                                 OVERSEEN BY              OTHER
                                    HELD WITH      OF TIME   PRINCIPAL OCCUPATION(S)  DIRECTOR (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS, AND AGE               FUND(1)       SERVED    DURING PAST FIVE YEARS        THE FUND)          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

R. Jay Gerken, CFA                  Director,       Since       Managing Director         219                      None
Citigroup Asset Management        Chairman and      2002       of Citigroup Global
('CAM')                          Chief Executive              Markets Inc. ('CGM');
399 Park Avenue                     Officer,                 Chairman, President and
4th Floor                          Class III                    Director of Smith
New York, NY 10022                                           Barney Fund Management
Age 52                                                       LLC ('SBFM'), Travelers
                                                               Investment Adviser,
                                                              Inc. ('TIA') and Citi
                                                              Fund Management Inc.
                                                                ('CFM'); formerly
                                                              Portfolio Manager of
                                                             Smith Barney Allocation
                                                                Series Inc. (from
                                                              1996-2001) and Smith
                                                                Barney Growth and
                                                                Income Fund (from
                                                                   1996-2001)

OFFICERS:

Peter J. Wilby, CFA                 President       Since     Managing Director of        N/A                       N/A
CAM                                                 2002         CGM and Salomon
399 Park Avenue                  Executive Vice     1994-        Brothers Asset
4th Floor                           President       2002     Management Inc ('SBAM')
New York, NY 10022
Age 44

Lewis E. Daidone                 Executive Vice     Since     Managing Director of        N/A                       N/A
CAM                               President and     2002        CGM; Director and
125 Broad Street                      Chief                   Senior Vice President
11th Floor                       Administrative                 of SBFM and TIA;
New York, NY 10004                   Officer                 Director of CFM; Chief
Age 46                                                        Financial Officer and
                                 Executive Vice     1998-     formerly Treasurer of
                                  President and     2002      certain mutual funds
                                    Treasurer                    affiliated with
                                                                 Citigroup Inc.

James E. Craige, CFA             Executive Vice     Since     Managing Director of        N/A                       N/A
CAM                                 President       1999       CGM and SBAM since
399 Park Avenue                                              December 1998; Director
New York, NY 10022                                            of CGM and SBAM since
Age 35                                                        January 1998 and Vice
                                                              President of CGM and
                                                              SBAM from May 1992 to
                                                                  January 1998

Thomas K. Flanagan, CFA          Executive Vice     Since     Managing Director of        N/A                       N/A
CAM                                 President       1994       CGM and SBAM since
399 Park Avenue                                              December 1998; Prior to
New York, NY 10022                                           December 1998, Director
Age 50                                                           of CGM and SBAM

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
-------------------------------------
Additional Information (unaudited)  (continued)

                                                                                         NUMBER OF
                                                 TERM OF                                PORTFOLIOS
                                                OFFICE(1)                               ADVISED BY
                                                   AND                                  SBAM(2) AND
                                POSITION(S)      LENGTH                                 OVERSEEN BY              OTHER
                                 HELD WITH       OF TIME   PRINCIPAL OCCUPATION(S)  DIRECTOR (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS, AND AGE            FUND(1)        SERVED    DURING PAST FIVE YEARS        THE FUND)          HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Beth Semmel, CFA              Executive Vice      Since     Managing Director of        N/A                       N/A
CAM                              President        1998       CGM and SBAM since
399 Park Avenue                                            December 1998; Director
New York, NY 10022                                          of CGM and SBAM since
Age 43                                                          January 1996

Frances M. Guggino              Controller        Since     Vice President of CGM       N/A                       N/A
CAM                                               2002
125 Broad Street
10th Floor
New York, NY 10004
Age 45

Christina T. Sydor               Secretary        Since     Managing Director of        N/A                       N/A
CAM                                               1998      CGM; General Counsel
300 First Stamford Place                                    and Secretary of SBFM
4th Floor                                                          and TIA
Stamford, CT 06902
Age 52

---------

(1) The Fund's Board of Directors is divided into three classes: Class I,
    Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2004, year 2005 and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Number of portfolios advised by Salomon Brothers Asset Management Inc ('SBAM') or affiliates of SBAM.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-------------------------------------------------
Additional Stockholder Information (unaudited)

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

    The Fund held its Annual Meeting of Stockholders on December 11, 2002, for the approval of a new Investment Advisory and Administration Agreement and for the purpose of voting upon the election of R. Jay Gerken as Class III Director of the Fund, to serve until the 2003 Annual Meeting of Stockholders, and Stephen
J. Treadway and Leslie H. Gelb as Class II Directors of the Fund, to serve until the 2005 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.

1. APPROVAL OF NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

                                                          VOTES FOR    VOTES WITHHELD   VOTES AGAINST
                                                          ---------    --------------   -------------
                                                          13,653,161      220,829          138,211

2. ELECTION OF DIRECTORS

NOMINEES                                                  VOTES FOR    VOTES WITHHELD
--------                                                  ---------    --------------
CLASS III -- TO SERVE UNTIL THE YEAR 2003
R. Jay Gerken...........................................  13,772,422      239,779
CLASS II -- TO SERVE UNTIL THE YEAR 2005
Stephen J. Treadway.....................................  13,771,135      241,066
Leslie H. Gelb..........................................  13,773,322      238,879

    The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Carol L. Colman, Daniel P. Cronin, Riordan Roett and Jeswald W. Salacuse.

    Effective December 16, 2002, Stephen J. Treadway no longer serves as a Director of this Fund (See Note 2 of the Notes to Financial Statements).

-----------------------------
Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended August 31, 2003:

         A corporate dividends received deduction of 0.35%.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

---------
Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

RIORDAN ROETT

JESWALD W. SALACUSE

-------
Officers

R. JAY GERKEN, CFA
    Chairman and
    Chief Executive Officer

PETER J. WILBY, CFA
    President

LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer

JAMES E. CRAIGE, CFA
    Executive Vice President

THOMAS K. FLANAGAN, CFA
    Executive Vice President

BETH A. SEMMEL, CFA
    Executive Vice President

FRANCES M. GUGGINO
    Controller

CHRISTINA T. SYDOR
    Secretary

----------------------------
Salomon Brothers Global
Partners Income Fund Inc.

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

INDEPENDENT AUDITORS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

                     (This page intentionally left blank.)

                          Salomon Brothers Global
                          Partners Income Fund Inc.


                          Annual Report
                          August 31, 2003


                          ----------------
                          SALOMON
                          ----------------
                          BROTHERS
                          ----------------
                          Asset Management


American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038


GDFANN 8/03
03-5512

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The fund does not currently have an audit committee financial expert ("ACFE") serving on its Audit Committee. The Board of Directors of the fund has, however, nominated a new member to the Board, whom the Audit Committee of the Board has determined will qualify as an ACFE. The aforementioned nominee has previously been elected to the Boards of Directors of the majority of the funds comprising the Salomon Brothers Funds Fund Complex and currently serves as the ACFE on each of the Audit Committees of these Boards. The Board of Directors of the fund is unable to currently appoint any new members to the Board, prior to election by shareholders, due to the restrictions imposed by section 16 of the Investment Company Act of 1940. The proposal to elect this nominee (William R. Hutchinson) will be presented to the fund's shareholders at their annual meeting on December 11, 2003 and a proxy statement will be filed with the Securities and Exchange Commission, on the behalf of the fund's Board of Directors, to solicit approval of this proposal. The fund, its Board of Directors and its Audit Committee have previously resolved that William R. Hutchinson's appointment as ACFE is to be effective immediately upon the approval of his election to the fund's Board of Directors by shareholders.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.
         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global Partners Income Fund Inc.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Brothers Global Partners Income Fund Inc.

Date: October 31, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         Salomon Brothers Global Partners Income Fund Inc.

Date: October 31, 2003

By:      /s/ Lewis E. Daidone
         (Lewis E. Daidone)
         Chief Administrative Officer of
         Salomon Brothers Global Partners Income Fund Inc.

Date: October 31, 2003




                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'